To the Shareholders and Board of
Trustees of Altegris/AACA
Opportunistic Real Estate Fund:


In planning and performing our
audit of the financial statements of
Altegris/AACA Opportunistic Real
Estate Fund (the "Fund") as of and
for the year ended December 31,
2016, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the consolidated financial
statements and to comply with the
requirements  of Form N-SAR, but
not for the purpose of expressing
an opinion on the effectiveness of
the Fund's internal  control over
financial reporting. Accordingly, we
express no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over  financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls. A
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of consolidated
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions  are
recorded as necessary to permit
preparation of consolidated
financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the company are
being made only in accordance
with authorizations of management
and Trustees of the company; and
(3) provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use, or disposition of a
company's assets that could have
a material effect on the
consolidated financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned
functions, to prevent or  detect
misstatements on a timely basis. A
material weakness is a deficiency,
or a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
company's annual or interim
consolidated financial statements
will not be prevented or detected
on a timely basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in  the first
paragraph and would not
necessarily disclose all deficiencies
in internal control that might be
material weaknesses under
standards established by the
Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies
in the Fund's internal control over
financial reporting and its
operation,  including controls for
safeguarding securities, that we
consider to be a material
weakness, as defined above, as of
December 31, 2016.

This report is intended solely for
the information and use of
management and the Board of
Trustees of Altegris/AACA
Opportunistic Real Estate Fund
and the Securities and Exchange
Commission and is not intended to
be and should not be used by
anyone other than these specified
parties.


DELOITTE & TOUCHE LLP
Costa Mesa, California February
24, 2017


To the Shareholders and Board
of Trustees of Altegris Multi-
Strategy Alternative Fund:


In planning and performing our
audit of the financial statements
of Altegris Multi-Strategy
Alternative Fund (the "Fund") as
of and for the year ended
December 31, 2016, in
accordance with the standards of
the Public Company Accounting
Oversight Board (United States),
we considered the Fund's internal
control over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
consolidated financial statements
and to comply with the
requirements of Form N-SAR, but
not for the purpose of expressing
an opinion on the effectiveness of
the Fund's internal control over
financial reporting. Accordingly,
we express no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls. A
company's internal control over
financial reporting  is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of consolidated
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of consolidated
financial statements in
accordance with generally
accepted accounting principles,
and that receipts and
expenditures of the company are
being made only in accordance
with authorizations of
management and Trustees of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use, or
disposition of a company's assets
that could have a material effect
on the consolidated financial
statements.

Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes
in conditions or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow
management or employees, in
the normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement  of the
company's annual or interim
consolidated financial statements
will not be prevented or detected
on a timely basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Fund's internal control over
financial reporting and its
operation, including controls for
safeguarding securities, that we
consider to be a material
weakness, as defined above, as
of December 31, 2016.

This report is intended solely for
the information and use of
management and the Board of
Trustees of Altegris Multi-
Strategy Alternative Fund and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these specified
parties.


DELOITTE & TOUCHE LLP

Costa Mesa, California February
24, 2016